UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 16, 2010

HQ Sustainable Maritime Industries, Inc.

(Exact name of registrant as specified in charter)

Delaware	001-33473	62-1407522
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

Melbourne Towers, 1511 Third Avenue, Suite 788, Seattle, WA

(Address of principal executive offices)

98101

(Zip code)

206-621-9888

Registrant’s telephone number, including area code

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240. 14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 1 3e-4(c) under the Exchange Act (17 CFR 240.1 3e-4(c))

ITEM 7.01.	REGULATION FD DISCLOSURE.

On August 16, 2010, HQ Sustainable Maritime Industries, Inc. (the “Company”) issued a press release providing updates on the Company’s marine bio and healthcare product segment, including long-term growth strategy. A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release issued August 16, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HQ Sustainable Maritime Industries, Inc.

Date: August 16, 2010	By:	/s/ Norbert Sporns
	Name:	Norbert Sporns
	Title:	CEO

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued August 16, 2010.